POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

                                  (REGISTRANT)

                  THE PUTNAM ALLSTATE ADVISOR VARIABLE ANNUITY

         Know all men by these presents that Margaret G. Dyer, whose signature appears below, constitutes and appoints Michael J. Velotta, her attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                     September 5, 2000
                                                     --------------------------
                                                     Date

                                                     /s/Margaret G. Dyer
                                                     -------------------
                                                     Margaret G. Dyer
                                                     Director






                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

                                  (REGISTRANT)

                  THE PUTNAM ALLSTATE ADVISOR VARIABLE ANNUITY

         Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Michael J. Velotta, her attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                     September 5, 2000
                                                     --------------------------
                                                     Date

                                                     /s/Marla G. Friedman
                                                     --------------------
                                                     Marla G. Friedman
                                                     Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

                                  (REGISTRANT)

                  THE PUTNAM ALLSTATE ADVISOR VARIABLE ANNUITY

         Know all men by these presents that John C. Lounds, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                     September 5, 2000
                                                     --------------------------
                                                     Date

                                                     /s/John C. Lounds
                                                     -----------------
                                                     John C. Lounds
                                                     Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

                                  (REGISTRANT)

                  THE PUTNAM ALLSTATE ADVISOR VARIABLE ANNUITY

         Know all men by these presents that J. Kevin McCarthy, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, and each of them, his attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                     September 5, 2000

                                                     Date

                                                     /s/  J. Kevin McCarthy
                                                     ---------------------
                                                     J. Kevin McCarthy
                                                     Director







                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

                                  (REGISTRANT)

                  THE PUTNAM ALLSTATE ADVISOR VARIABLE ANNUITY

         Know all men by these presents that Kenneth R. O'Brien, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                     September 5, 2000
                                                     --------------------------
                                                     Date

                                                     /s/Kenneth R. O'Brien
                                                     ---------------------
                                                     Kenneth R. O'Brien
                                                     Director










                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

                                  (REGISTRANT)

                  THE PUTNAM ALLSTATE ADVISOR VARIABLE ANNUITY

         Know all men by these presents that Steven C. Verney, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                     September 5, 2000

                                                     Date

                                                     /s/  Steven C. Verney
                                                     ---------------------
                                                     Steven C. Verney
                                                     Director





                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

                                  (REGISTRANT)

                  THE PUTNAM ALLSTATE ADVISOR VARIABLE ANNUITY

         Know all men by these presents that Patricia W. Wilson, whose signature appears below, constitutes and appoints Michael J. Velotta, her attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                     September 5, 2000
                                                     --------------------------
                                                     Date

                                                     /s/Patricia W. Wilson
                                                     ---------------------
                                                     Patricia W. Wilson
                                                     Director and Vice President